Exhibit 10.13

Order Sheet

Samsung S1 Co., Ltd.
TEL. 02-2131-8768 FAX. 02-2131-8729

Sep 01, 2008

Number of Order	SMART NO.20080901-01	Samsung S1 Co., Ltd. 168 Sunhwa-Dong, Jung-Gu, Seoul, Korea
Date of Order	September 1, 2008	
Recipient	e-Smart Korea, Inc.	
Reference	Jung, Seung-young	

Price : NINETY NINE THOUSAND WON (KRW 99,000)

NO	Name of Product	Size	Unit	Quantity	Unit Price	Price
1	Fingerprint Super Smart Test Card		EA	3	33,000	99,000
Total						99,000

Reference : 1. Date of Delivery : September 2, 2008
2. Address of Delivery : Samsung S1, 168 Sunhwa-Dong, Jung-Gu, Seoul, Korea
Tel: 2131-8768

Translated by Chung, Kyungwon

I swear that the attached translation is true to the original.

01. Sep., 2008

Signature Chung Kyung Won

Registered No. 2008 – 2222

Notarial Certificate

Chung, kyung-won personally appeared before me confirmed that the attached translation is true to the original and subscribed his (her) name. This is hereby attested on this 01 day of Sep., 2008 at this office.

Law & Notary Office Inc. Seoul-Jeil 642-19, Yeoksam-dong, Gangnam-ku, Seoul, Korea.

Attorney-at-Law

Hyuk-Jung Kwon

This office has been authorized by the Minister of Justice, the Republic of Korea, to act as Notary Public since Feb. 1th 2005, under Law NO. 2005-4.

DELIVERY RECEIPT

Delivered Product

Fingerprint Super Smart Test Card: 3 EA

The above product has been duly received.

September 1, 2008

SUPPLIER: e-Smart Korea Inc. Chang-sik Park

ACCEPTOR: Samsung S1 Co., Ltd. Jung-hyun Lee

Chung Kyung Won

I swear that the attached translation is true to the original.

02. Sep., 2008

Signature Chung Kyung Won

Registered No. 2008 – 2231

Notarial Certificate

Chung, Kyung-Won personally appeared before me confirmed that the attached translation is true to the original and subscribed his(her) name. This is hereby attested on this 02 day of Sep., 2008 at this office.

Law & Notary Office Inc. Seoul-Jeil 642-19, Yeoksam-dong, Gangnam-ku, Seoul, Korea.

Attorney-at-Law

Jae Yang Song

This office has been authorized by the Minister of Justice, the Republic of Korea, to act as Notary Public since Feb. 1th 2005, under Law NO. 2005-4.